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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 13, 1999


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                                 VENTAS, INC.
              (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-10989               61-1055020
(State or Other Jurisdiction          (Commission           (IRS Employer
      of Incorporation)               File Number)          Identification No.)




     3300 Aegon Center,
     400 West Market Street
     Louisville, Kentucky                               40202
     (Address of Principal Executive Offices)        (Zip Code)




Registrant's telephone number, including area code: (502) 596-7300

                                 Vencor, Inc.
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  OTHER EVENTS

         On January 13, 1999, Ventas, Inc. (the "Company") announced that its Board of Directors declared a quarterly cash dividend on its Common Stock of $0.39 per share to be distributed on February 17, 1999. The dividend will be paid to shareholders of record as of the close of business on January 29, 1999. The Company also announced that its Board of Directors reaffirmed its intention to qualify as a Real Estate Investment Trust ("REIT") for federal income tax purposes for 1999. A copy of the press release is attached to this filing and is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) and (b) Not Applicable.

         (c) Exhibits:

         Exhibit 99.1--Press Release Dated January 13, 1999
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                          Ventas, Inc.

                                          By:  T. RICHARD RINEY
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Date: February 4, 1999                         T. Richard Riney, Vice President